Confidential Treatment Requested by Carbonite, Inc.

Exhibit 10.24

200 QUANNAPOWITT PARKWAY

WAKEFIELD, MASSACHUSETTS

(the “Building”)

THIRD AMENDMENT TO DATACENTER LEASE (“Third Amendment”)

Execution Date: June 11, 2012

LANDLORD:	GIP Wakefield, LLC, a Delaware limited liability company

TENANT:	Carbonite, Inc., a Delaware corporation

EXISTING PREMISES:	Approximately 3,100 square feet of area in the Datacenter (Suite [***]), caged as set forth on Exhibit “A” attached to the Lease; and approximately 1,094 square feet of area on the [***] ([***]) floor of the Building, known as Suite [***], as shown on Exhibit “A”, Second Amendment, dated March 31, 2012

EXISTING PATHWAY:	As described on Exhibit “C” attached to the Lease

OS TENANT SPACE:	Approximately 420 rentable square feet in Suite #[***] on the [***] ([***]) floor of the building, as depicted on the diagram of the OS Tenant Space contained on Exhibit “A”, attached to the Office Space Rider

POP TENANT SPACE:	POP Premises: One (1) one-quarter rack in the POP Room, as set forth on Exhibit “A” attached to the POP Room Rider POP Pathway: As shown on Exhibit “C” to the Data Center Lease

DATE OF LEASE:	June 3, 2011

COMMENCEMENT DATE OF LEASE:	August 1, 2011

PREVIOUS LEASE AMENDMENTS:	First Amendment to Datacenter Lease dated as of September 15, 2011 Second Amendment to Datacenter Lease dated March 31, 2012

TERMINATION DATE:	September 30, 2015 (co-terminus with the term of the Lease with respect to the Existing Premises)

ADDITIONAL OS TENANT SPACE:	Approximately 490 square feet of area on the [***] ([***]) floor of the Building, as shown on Exhibit “A”, Third Amendment, a copy of which is attached hereto and incorporated by reference herein

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

STORAGE SPACE:	Approximately 950 square feet of area on the [***] ([***]) floor of the Building, as shown on Exhibit “A”, Third Amendment, a copy of which is attached hereto and incorporated by reference herein

WHEREAS, (i) Tenant desires to lease additional OS Tenant Space (“Additional OS Tenant Space”) from Landlord by amending the Office Space Rider, and (ii) Tenant desires to lease storage space (“Storage Space”) from Landlord, upon the terms and conditions hereinafter set forth;

WHEREAS, Landlord is willing to lease the Additional OS Tenant Space and Storage Space upon the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the “Lease”), is hereby further amended as follows (capitalized terms, as used herein, shall have the same meaning as set forth in the Lease, except to the extent otherwise set forth in this Third Amendment):

1.         ADDITIONAL OS TENANT SPACE

A.         Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, the Additional OS Tenant Space for a term commencing as of August 1, 2012 (“Additional OS Tenant Space Commencement Date”), and terminating on September 30, 2015 (i.e., co-terminus with the term of the Lease with respect to the Existing Premises). Said demise of the Additional OS Tenant Space shall be upon all of the terms and conditions of the Lease applicable to the OS Tenant Space (including, without limitation, Tenant’s obligation to pay the OS Power Payment for electricity in accordance with the terms of the Office Space Rider), except to the extent inconsistent with the provisions of this Third Amendment. As of the Additional OS Tenant Space Commencement Date, the term “OS Tenant Space”, whenever it is used in the Office Space Rider, as hereby amended, shall be deemed to refer to both the OS Tenant Space and the Additional OS Tenant Space.

B.         Notwithstanding anything to the contrary herein contained, Tenant shall take the Additional OS Tenant Space “as-is”, in the condition in which the Additional OS Tenant Space is in as of the Additional OS Tenant Space Commencement Date, without any obligation on the part of Landlord to prepare or construct the Additional OS Tenant Space for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Additional OS Tenant Space.

C.         The Base Rent with respect to the Additional OS Tenant Space shall be $[***] per year (i.e., $[***] per month) during the term of the Lease with respect to the Additional OS Tenant Space.

D.         Tenant’s Proportionate Share with respect to the Additional OS Tenant Space shall be [***]. Tenant shall pay Tenant’s Proportionate OS Share of Operating Expenses (Actual) and Tenant’s Proportionate OS Share of Taxes (Actual) with respect to the Additional OS Tenant Space in accordance with the terms of the Office Space Rider.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.

E.         The parties hereby acknowledge that Landlord is currently performing a new phase of construction on the Building. Upon the completion of such construction, Landlord shall have the right, upon not less than thirty (30) days’ notice to Tenant, and at Tenant’s cost and expense, to require Tenant to relocate the Additional OS Tenant Space to an area (“Relocation OS Tenant Space”) on the [***] ([***]) floor of the Building located at the window line, as designated by Landlord in a written notice from Landlord to Tenant. The Relocation OS Tenant Space shall be of a size and configuration to accommodate six (6) people in the Relocation OS Tenant Space. Tenant shall vacate and deliver the Additional OS Tenant Space to Landlord in accordance with such notice from Landlord and relocate its personnel and property from the Additional OS Tenant Space to the Relocation OS Tenant Space.

2.         STORAGE SPACE

A.        Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, the Storage Space for a term commencing as of June 11, 2012 (“Storage Space Commencement Date”) and terminating on the earlier of: (x) the date thirty (30) days after Tenant gives Landlord a written termination notice (“Storage Space Termination Notice”), or (y) September 30, 2015. Said demise of the Storage Space shall be upon all of the terms and conditions of the Lease applicable to the Existing Premises, except to the extent inconsistent with the provisions of this Third Amendment.

B.        Notwithstanding anything to the contrary herein contained, Tenant shall take the Storage Space “as-is”, in the condition in which the Storage Space is in as of the Storage Space Commencement Date, without any obligation on the part of Landlord to prepare or construct the Storage Space for Tenant’s occupancy and without any warranty or representation by Landlord as to the condition of the Storage Space.

C.        The Base Rent with respect to the Storage Space shall be $[***] per year (i.e., $[***] per month).

D.        Landlord shall have no obligation to provide any services to the Storage Space other than electricity for the electric lighting fixture in the Storage Space.

E.        Tenant shall use the Storage Space for storage purposes in connection with its use of the Premises demised under the Lease and for no other purposes whatsoever.

F.        Landlord reserves the right, from time to time, upon not less than thirty (30) days’ notice to Tenant, and at Landlord’s cost and expense, to require Tenant to relocate from the Storage Space to another area in the Building of substantially equivalent size to the Storage Space, as reasonably designated by Landlord.

3.         EXTENSION OPTIONS

The Extension Options, as set forth in Section 2.3 of the Lease (as the dates are modified by Section 3.B. of the Second Amendment), shall apply to both the Additional OS Tenant Space and the Storage Space (unless the term of the Lease with respect to the Storage Space has been previously terminated by either party by a Storage Space Termination Notice), except that: (i) there shall be no increase in Base Rent during any such Extension Term with respect to either the

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Additional OS Tenant Space and/or the Storage Space, and (ii) either party shall have the right to terminate the term of the Lease with respect to the Storage Space during such Extension Term upon thirty (30) days prior written notice to the other party by giving a Storage Space Termination Notice.

4.         BROKER

Each party hereto represents to the other that the representing party has not engaged, dealt with or been represented by any broker in connection with this Third Amendment other than Jones Lang LaSalle New England, LLC (“Broker”), who represented Landlord and for whose fees Landlord shall be solely responsible, pursuant to a separate agreement between the Broker and Landlord.

5.         CONFLICT

In the event that any of the provisions of the Lease are inconsistent with this Third Amendment or the state of facts contemplated hereby, the provisions of this Third Amendment shall control.

6.         RATIFICATION

As hereby amended, the Lease is ratified, approved and confirmed in all respects.

EXECUTED under seal as of the Execution Date.

LANDLORD:

GIP WAKEFIELD, LLC, a Delaware limited liability company

By:	GIP Wakefield Holding Company, LLC, a Delaware limited liability company, its Member

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member

		By:	Digital Realty Trust, Inc. a Maryland corporation, its General Partner

By: /s/ Robert Holmes Name: Robert Holmes Title: VP of Portfolio Management

TENANT:

CARBONITE,INC., a Delaware corporation

By: /s/ Kai Gray Print Name: Kai Gray Title: VP/operations

Confidential Treatment Requested by Carbonite, Inc.

EXHIBIT “A”, THIRD AMENDMENT

ADDITIONAL OS TENANT SPACE

[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.